UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Evoke Pharma, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Evoke pharma Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 2, 2019, for Evoke Pharma, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/Evok.To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one.There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 19, 2019. For a Convenient Way to vIEW Proxy Materials _ and _ voTE online go to: www.proxydocs.com/Evok Proxy Materials Available to view or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: *E-MAIL www.investorelections.com/Evok INTERNET paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other located in the shaded gray box below. requests, instructions or other inquiries should be included with your e-mail requesting material. ACCoUNT No. SHARES Company Notice of Annual Meeting Date: Thursday, May 2, 2019 Time: 8:30 a.m. (Local Time) Place: 12670 High Bluff Drive, San Diego, CA 92130 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote FoR the two nominees for director, FoR proposals 2 & 3 and 3 years on proposal 4. 1. Election of two directors for a three-year term to expire at the 2022 annual meeting of stockholders Nominees 01 Malcolm R. Hill 02 Ann D. Rhoads 2. Ratification of the appointment of BDO USA, LLP as our independent Registered public accountants for the year ending December 31, 2019. 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and 4. To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years. 5. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.